UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Selectica, Inc.
(Name of Registrant as Specified In Its Charter)

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SELECTICA, INC.
2121 South El Camino Real
San Mateo, California 94403

October 4, 2012

TO THE STOCKHOLDERS OF SELECTICA, INC.

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”), which will be held at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 on November 7, 2012, at 8:00 a.m. Pacific Time.

Details of the election and other business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  Returning the proxy does NOT deprive you of your right to attend the Annual Meeting.  If you decide to attend the Annual Meeting and wish to change the vote reflected on your previously submitted proxy, you may do so automatically by voting in person at the meeting.  Detailed instructions on how to submit a proxy or vote your shares can be found in the “How to Vote” section on page 1 of the attached proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.  We look forward to seeing you at the Annual Meeting.

Sincerely,

ALAN HOWE
Chairman of the Board

SELECTICA, INC.
2121 South El Camino Real
San Mateo, California 94403

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 7, 2012

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 on November 7, 2012 at 8:00 a.m. Pacific Time for the following purposes:

1.
To elect six (6) individuals nominated by our Board of Directors to serve as members of our Board of Directors until the expiration of their respective terms or until their successors have been duly elected or qualified;

2.	To ratify the appointment of Armanino McKenna LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013;

3.	To approve the Amendment and Restatement of the Selectica, Inc. 1999 Employee Stock Purchase Plan to replace the existing plan; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing proposals are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on September 18, 2012 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.  A list of such stockholders will be available for inspection at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS, ALAN HOWE Chairman of the Board
San Mateo, California
October 4, 2012

 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, November 7, 2012

The proxy statement and annual report to security holders are available at
https://materials.proxyvote.com/816288

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE THE VOTE REFLECTED ON YOUR PREVIOUSLY SUBMITTED PROXY, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

SELECTICA, INC.
2121 South El Camino Real
San Mateo, California 94403

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 7, 2012

This proxy statement (“Proxy Statement”) is furnished to the stockholders of Selectica, Inc., a Delaware corporation (the “Company”), by the Company in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on November 7, 2012, at the Company’s corporate headquarters located at 2121 South El Camino Real, San Mateo, California 94403 at 8:00 a.m. Pacific Time, and any adjournment or postponement of the Annual Meeting.  The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about October 4, 2012.  The cost of this solicitation is being borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners.  Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

Record Date

The close of business on September 18, 2012 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock of the Company (“Common Stock”) entitled to notice of and to vote at the Annual Meeting.  As of the close of business on the Record Date, the Company had 2,851,810 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

Who Can Vote

Stockholder of Record:  Shares Registered in Your Name

If your shares were registered directly in your name with the Company transfer agent, Wells Fargo Bank, National Association, on the Record Date, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your shares are represented and voted at the meeting.

Beneficial Owner:  Shares Registered in the Name of a Broker, Dealer, Bank or Other Nominee

If your shares were held not in your name, but rather in an account at a broker, dealer, bank or other nominee on the Record Date, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
Matters to be Voted Upon

There are three matters scheduled for a vote:

•	Election of our Board of Directors’ six nominees as director;

•	Ratification of Armanino McKenna LLP (“Armanino”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2013; and

•	Approval of the Amendment and Restatement of the Selectica, Inc. 1999 Employee Stock Purchase Plan to replace the existing plan.

Quorum Required

A majority of the shares of Common Stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Annual Meeting.   Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.  A broker non-vote occurs when a broker, dealer, bank or other stockholder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

How to Vote

You may either:

Vote “for” or "against" or abstain from voting for any of the nominees to the Board of Directors.

For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting.

Stockholder of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or submit a proxy to vote your shares using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

1.	For the election of the six director nominees named in this proxy;

2.	For ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013; and

3.	For approval of the Amendment and Restatement of the Selectica, Inc. 1999 Employee Stock Purchase Plan to replace the existing plan.

Beneficial Owner:  Shares Registered in the Name of Broker, Dealer, Bank or other Nominee

If you are a beneficial owner of shares registered in the name of your broker, dealer, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, dealer, bank or other agent.  Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker or bank to request a proxy form.

If your shares are registered in the name of a broker, dealer or bank, you may be eligible to vote your shares by telephone or through the Internet.  A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner.  If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

THE COMPANY IS UNABLE TO COUNT VOTES RECEIVED IN ANY MANNER OTHER THAN THOSE DESCRIBED ABOVE.  After the Annual Meeting has been adjourned, any subsequent votes which are submitted to the transfer agent will not be counted.

Votes Required

Proposal 1.  Under our Bylaws, in any “uncontested election” of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected), as is the case in this election, each director will be elected by the vote of a “majority of the votes cast,” meaning that the number of votes cast “for” a director’s election must exceed 50% of the total votes cast with respect to that director’s election.  Abstentions and broker non-votes will not be counted as votes cast “for” or “against” a director and thus will have no effect on a director’s election.

In accordance with our Bylaws, in order for any incumbent director to become a nominee of the Board of Directors for further service on the Board of Directors, such person must submit an irrevocable resignation, contingent on (i) that person not receiving a majority of the votes cast in an election that is not a contested election, and (ii) the acceptance of that resignation by the Board of Directors in accordance with the policies and procedures set forth in the Bylaws for such purpose.

Proposal 2.  Ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 shall be elected by the affirmative vote of the majority of votes at an Annual Meeting of stockholders, requires the affirmative vote of a majority of those shares of Common Stock present in person, or represented by proxy, and entitled to vote thereon.  Abstentions will have the same effect as votes “against” this proposal.  Broker non-votes will not be considered as entitled to vote on the proposal and, accordingly, will not affect the determination of whether the proposal is approved.

Proposal 3.  An Amendment and Restatement of the Selectica, Inc. 1999 Employee Stock Purchase Plan requires a number of votes “For” the proposal that represents a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting, with abstentions and broker non-votes each being counted as present for purposes of determining the presence of a quorum, abstentions having the same effect as a negative vote and broker non-votes having no effect on the outcome of the vote.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Attendance at the meeting, in and of itself, will not revoke a previously submitted proxy.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors is currently comprised of five directors.  The Company’s Second Amended and Restated Certificate of Incorporation, as amended, requires directors to serve a term of one (1) year or until their successor is elected and qualified.  At the Annual Meeting, the Company will have authorized six directors.  At the Annual Meeting, all five of the Company’s currently serving directors and one new nominee will be elected to serve until the Company’s 2013 Annual Meeting or until their successors are elected and qualified.  Messrs. Casey, Gullard and Brodsky were elected as Directors by the Board on October 7, 2010, to complete the terms of Brenda Zawatski, Jamie Arnold and James Thanos, who each resigned from the Board on October 7, 2010.

The individuals being nominated for election to the Board of Directors (the “Nominees”), their ages as of September 18, 2012, the positions and offices held with the Company and certain biographical information are set forth below.  The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed.  In the event the Nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominees who may be designated by the present Board of Directors to fill the vacancies.  As of the date of this Proxy Statement, the Board of Directors is not aware that the Nominees are unable or will decline to serve as directors.  The Nominees that receive the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

Nominee	Age	Positions and Offices Held with the Company

Alan Howe (1)(3)	51	Director and Chairman of the Board
Lloyd Sems (2)(3)	41	Director
Michael J. Casey (1)(3)	49	Director
J. Michael Gullard (1)(2)	67	Director
Michael Brodsky (2)	43	Director
Jason Stern	42	President, Chief Executive Officer

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating/Corporate Governance Committee

Alan Howe was elected to the Board on January 12, 2009.  He has served since January 12, 2010 as Co-Chairman of our full Board and on October 8, 2010 was elected as sole Chairman of our full Board.  Mr. Howe was appointed as a member of the Review Committee on November 15, 2011.  He has served as co-founder and managing partner of Broadband Initiatives, LLC, a boutique corporate advisory and consulting firm, since 2003.  He also has served as a managing director with B Riley & Co. LLC in their corporate advisor group under a consulting agreement, since December 2009.  He served as vice president of strategic and wireless business development for Covad Communications, Inc., a national broadband telecommunications company from May 2005 to October 2008.  Prior to that, Mr. Howe was chief financial officer and vice president of corporate development of Teletrac, Inc., and director of corporate development for Sprint PCS.  Mr. Howe is currently a member of the public board of directors of Ditech Networks, Inc.  He previously served on the boards of Proxim, Inc., Crossroads, Inc., Alliance Semiconductor Inc., LLC International, Inc., Kitty Hawk, Inc., Dyntek, Inc., and Altigen Communications, Inc., which are no longer reporting companies.  Mr. Howe holds a B.A. in business administration from the University of Illinois and an M.B.A. from the Indiana University Kelley Graduate School of Business.  We believe that Mr. Howe’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Lloyd Sems was elected to the Board on June 2, 2008.  He has served as a member of the Compensation Committee since July 10, 2008 and as Chairperson of the Nominating/Corporate Governance Committee of the Board since May 20, 2009.  Since October 2003, he has served as president of Sems Capital, LLC and of Capital Edge, LLC, both of which he founded.  Previously, Mr. Sems served as director of research and portfolio manager for Watchpoint Asset Management, and he served on the board of directors of EMAK Worldwide, Inc. from February 2010 to April 2010.  Mr. Sems also serves on the board of directors of Sport-Haley, Inc., which he joined in April 2009, and CYCC Cyclacel, which he joined in May 2011.  Mr. Sems holds a B.S. in business administration and finance from Albright College.  We believe that Mr. Sems’s knowledge of the securities and capital markets, as well as his experience as one of the Company’s larger long term shareholders, is invaluable to our Board’s discussions of the Company’s strategic, capital and liquidity needs.

Michael J. Casey was elected to the Board on October 7, 2010 and was appointed as a member of the Nominating /Corporate Governance Committee and as Chairperson of the Audit Committee on October 8, 2010.  Since 2006, Mr. Casey has been a partner at TechCXO, a professional services firm that provides financial, strategic and operational consulting services.  From 2005 to 2006, Mr. Casey served as the chief operating officer and chief financial officer for Reflex Security, Inc., a privately held provider of security virtualization management solutions.  From 2001 to 2005, Mr. Casey served as chief financial officer for MAPICS, Inc., a publicly traded provider of enterprise resource planning software for the discrete manufacturing industries.  Previously, Mr. Casey served as executive vice president, chief financial and administrative officer of iXL Enterprises, Inc., a publicly traded professional services firm, chief financial officer of Manhattan Associates, Inc., a publicly traded provider of supply chain executive solutions, and chief financial officer of IQ Software Corporation, a publicly traded provider of business intelligence software.  Mr. Casey holds a B.B.A. degree in accounting from The University of Georgia.  We believe that Mr. Casey’s financial and operational experience, particularly with respect to the software industry, will be essential to the Board’s business and operational discussions.

J. Michael Gullard was elected to the Board on October 7, 2010 and was appointed as a member of the Audit Committee and as Chairperson of the Compensation Committee on October 8, 2010, and was appointed as a member of the Review Committee on November 15, 2011.  Mr. Gullard has been the general partner of Cornerstone Management, a venture capital and consulting firm specializing in software and data communications companies since 1984. He currently serves as a director of the publicly-held companies JDA Software, Inc., Ditech Networks, Inc. and Planar Systems, Inc.  Mr. Gullard also serves as a member of the board of directors of the following non-reporting companies:  Alliance Semiconductor Corporation, Proxim Inc. and Dyntek, Inc., where he is also chairman of the board of directors.  From 1992 to 2004, he served as chairman of NetSolve, Incorporated, a publicly-held corporation that provides IT infrastructure management services on an outsourced basis. From 1996 to 2004, Mr. Gullard also served as chairman of Merant PLC (formerly Micro Focus Group Ltd.), a publicly-held corporation that specializes in change management software tools. Previously, Mr. Gullard held a variety of senior financial and operational management positions at Intel Corporation. Mr. Gullard holds a B.A. degree in economics from Stanford University, and an M.B.A. from Stanford's Graduate School of Business.  We believe that Mr. Gullard’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Michael Brodsky was elected to the Board on October 7, 2010, was appointed as a member of the Board’s Compensation Committee on October 8, 2010, and was appointed as a member of the Review Committee on November 15, 2011.  Mr. Brodsky is currently a partner at Spring Valley Partners and serves on the board of directors of Genesis Land Management Corp., a Canadian public company.  Mr. Brodsky was formerly co-cheif executive officer Federated Sports & Gaming, Inc., from 2010 to 2012 when it was acquired by Pinnacle Entertainment Inc.  Mr. Brodsky was formerly executive chairman of Youbet.com, Inc., a public company, from 2009 to 2010.  In 2010, Youbet.com, Inc. completed its sale to Churchill Downs Incorporated, a public company, and Mr. Brodsky served on the Churchill Downs board of directors until June 2012.  Prior to serving as Youbet.com’s executive chairman, Mr. Brodsky served as Youbet.com’s president and chief executive officer from 2008 to 2009.  Prior to this, in 2007, Mr. Brodsky served as a director for Youbet.com and was elected to chair its board in 2008.  Mr. Brodsky managed New World Opportunity Partners, a public investment arm of the Chicago based Pritzker family, where he was the managing partner beginning in 2005.  Mr. Brodsky also served as chief financial officer of The Away Network from 1999 until 2005.  In 2005, when The Away Network was acquired by Orbitz.com and Cendant Corporation, Mr. Brodsky worked as vice president, finance in Cendant’s travel distribution services division.  Mr. Brodsky holds a B.A. degree in anthropology from Syracuse University, a J.D. from Northwestern University School of Law and an M.B.A. from Northwestern University JL Kellogg Graduate School of Management.  We believe that Mr. Brodsky’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Jason Stern was appointed as chief executive officer on February 7, 2011.  Since January 12, 2010, Mr. Stern has served, and continues to serve, as the Company’s president, and he served as the Company’s chief operating officer.  Prior to these positions, he was senior vice president of operations of our Contract Management Business since June 10, 2009.  From March 2008 to June 2009, Mr. Stern served as our vice president of products and business development for contract management solutions and from January 2007 to March 2008 was vice president of solutions.  Prior to joining us in November of 2006, Mr. Stern was the vice president of product management for I-many, Inc. from April 2003 to November 2006.  From September 1999 to June 2002, Mr. Stern was employed by Oracle Corporation, an enterprise software company, managing products for CRM, Call Center, and Finance.  Mr. Stern has a B.A. from UCLA and an M.B.A. from the University of Southern California.  We believe that Mr. Stern’s prior positions provide the Board with leadership experience and operational knowhow; in addition his operational experience, particularly with respect to the software industry, will be essential to the Board’s business and operational discussions.

Independence of the Board of Directors

The Board has determined that, other than Mr. Stern, each of the Company director nominees standing for election has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined by the applicable rules of the Nasdaq Capital Market (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Board Leadership Structure

We currently have separate individuals serving as Chairman of our Board of Directors and our principal executive officer. Mr. Howe has served as Chairman of our Board of Directors since October 8, 2010, after having served as Co-Chairman of our Board of Directors with Mr. Arnold from January 12, 2010.  Mr. Stern has served as our President and Chief Executive Officer since February 2011.  Our Corporate Governance Guidelines do not require the positions of Chairman and Chief Executive Officer to be separate, and the Board believes that it is important to maintain flexibility to choose the leadership structure that best meets the needs of the company and its stockholders based on the circumstances existing at the time and the qualifications of available individuals.  However, the Board also believes the separation of these positions has served our company well and has no plans to change this separation at the present time.

The leadership of the Board of Directors includes the Chairman of the Board and the Chairpersons of each of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee.  The Board conducts much of its work through its three principal standing committees—Audit, Compensation and Nominating/Corporate Governance—to which the Board has delegated authority and responsibilities in accordance with the committees’ respective charters. The Chairperson of each committee is independent and was appointed by the full Board.

Risk Oversight

Risk is inherent with every business and we face a number of risks, including strategic, financial, operational, legal/compliance and reputational risks. Our management is responsible for the day-to-day management of the risks that we face. Our Board of Directors as a whole has responsibility for the oversight of enterprise risk management, with the oversight of certain risk areas delegated to board committees. For instance, our Compensation Committee is responsible for assessing risks associated with our compensation programs, and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board’s oversight role is supported by management reporting processes that are designed to provide the Board and committees visibility into the identification, assessment, and management of critical risks.  The Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. Our Board’s role in risk oversight is consistent with the Board’s leadership structure, with the members of management having responsibility for assessing and managing our risk exposure, and the Board and committees of the Board providing oversight in connection with those efforts.

Board of Directors Meetings and Committees

During the fiscal year ended March 31, 2012, the Board of Directors held 20 meetings.  For the fiscal year, each of the directors other than Michael Brodsky attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served.  Michael Brodsky attended 71% of the foregoing meetings.  We encourage our directors to attend our annual stockholders meetings.  Last year, five directors attended the Company’s annual stockholders meeting, either in person or by audio conference.

Stockholder Communications with the Board of Directors

The Board provides a process for stockholders of the Company to send communications to the Board.  Stockholders may communicate with the Board as a whole, with a committee of the Board, or with an individual director by sending a letter to the Company’s Corporate Secretary at Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403.  Each such communication should set forth (i) the name and address of such stockholder, as they appear on the Company’s books, and if the stock is held by a nominee, the name and address of the beneficial owner of the stock, and (ii) the class and number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner.  The Secretary will forward any such communication to the Board generally or to a particular director, subject to screening out communications that (i) are solicitations for products and services, (ii) matters of a personal nature not relevant for stockholders or (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board and the Company.

Audit Committee

During the fiscal year ended March 31, 2012, the Audit Committee held four meetings.  The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the adequacy of the Company’s financial reporting and disclosure controls and processes, the adequacy of the Company’s internal control policies, the selection of the Company’s independent auditors, the scope of the annual audits, fees to be paid to the Company’s registered independent public accounting firm, the performance of the Company’s registered independent public accounting firm and the accounting practices of the Company.

The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard.  The Board of Directors has determined that all persons who served as members of the Company’s Audit Committee are or were independent as defined under NASDAQ Rule 5605(a)(2) and Rule 10A-3(b)(1) of the Securities and Exchange Commission. The Board has determined that Mr. Casey is an audit committee financial expert within the meaning of applicable SEC rules.

The Audit Committee acts pursuant to a written charter, which is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

Compensation Committee

During the fiscal year ended March 31, 2012, the Compensation Committee held five meetings.  The Compensation Committee makes recommendations to the Board regarding the compensation of the Board members, reviews the performance of the executive officers of the Company, establishes compensation programs for such officers and determines their compensation, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Company’s 1999 Equity Incentive Plan and 2001 Supplemental Plan, and administers the 1999 Employee Stock Purchase Plan.

The current members of the Compensation Committee are Messrs. Gullard (Chairperson), Brodsky and Sems.  During the fiscal year ended March 31, 2012, the Compensation Committee was composed of three independent directors, as defined by the Nasdaq listing standards, including three “Non-Employee Directors” as defined in Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934.

The Compensation Committee acts pursuant to a written charter, which is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

The Compensation Committee has not used the services of outside consultants since the beginning of fiscal year 2010.  While the Compensation Committee has the authority to delegate responsibilities to a sub-committee, it has not done so since the beginning of fiscal year 2010.  The Compensation Committee has frequently consulted the Company’s officers and the Chairman of the Board, and these individuals have made recommendations with regard to the compensation of officers other than themselves, but the final decisions are made solely by the committee members.

Nominating/Corporate Governance Committee

During the fiscal year ended March 31, 2012, the Nominating/Corporate Governance Committee held two meetings.  The Nominating/Corporate Governance Committee is charged with reviewing, acting on and reporting to the Board with respect to overseeing the search for, evaluation of, and nomination of directors for service on the Board and its committees, including candidates nominated by stockholders.  In addition, the Nominating/Corporate Governance Committee is charged with evaluating the performance of the Board, reviewing its composition and structure, and overseeing and implementing continuing education programs.

The current members of the Nominating/Corporate Governance Committee are Messrs. Casey, Howe and Sems (chairperson).

The charter of the Nominating/Corporate Governance Committee acts pursuant to a written charter, which is available on the Company’s website at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

In evaluating existing directors and nominees for director candidates to recommend to the Board, the Nominating/Corporate Governance Committee will take into account the appropriate skills and guidelines required of Board members in the context of the current make-up of the Board.  These guidelines and skills of the Board, as a whole, may include:

•	various and relevant career experience;

•	relevant skills, such as an understanding of the software industry;

•	financial expertise;

•	diversity; and

•	local and community ties.

The minimum qualifications and skills that each director should possess include:

•	the highest professional and personal ethics and values;

•	broad experience at the policy-making level in business, government, education, technology or public interest;

•	a commitment to enhancing stockholder value; and

•	sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

The Nominating/Corporate Governance Committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of these factors. Neither the Nominating/Corporate Governance Committee nor the Board of Directors has a specific policy with regard to the consideration of diversity in identifying director nominees. However, both may consider the diversity of background and experience of a director nominee in the context of the overall composition of the Board of Directors at that time, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity. In general, the Nominating/Corporate Governance Committee seeks director nominees with the talents and backgrounds that provide the Board of Directors with an appropriate mix of knowledge, skills and experience for the needs of the Company’s business. The Nominating/Corporate Governance Committee and the Board of Directors discuss the composition of directors on the Board, including diversity of background and experience, as part of the annual Board evaluation process.

The Nominating/Corporate Governance Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity on the Board, contributing to the Board’s ability to work effectively as a collective body, while providing the Company with the benefits of familiarity and insight into the Company’s affairs that its directors have developed over the course of their service.  Accordingly, consistent with past Company practice, the Nominating/Corporate Governance Committee will first consider recommending incumbent directors who wish to continue to serve on the Board for re-election at the Company’s Annual Meeting of stockholders.

In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee will also consider, among other criteria, the director’s tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director’s continued independence (including any actual, potential or perceived conflicts of interest), as well as the director’s age and changes in his or her principal occupation or professional status.

In situations where the Nominating/Corporate Governance Committee determines not to recommend an incumbent director for re-election, an incumbent director declines to stand for re-election, or a vacancy arises on the Board for any reason (including the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board), the Nominating/Corporate Governance Committee may commence a search for new director nominees.  The Nominating/Corporate Governance Committee may, in its discretion, consider bona fide candidates from all relevant sources, including stockholders, current Board members, professional search firms, who may pay a fee to assist with the identification and evaluation of potential candidates for director, and other persons.

The nominees to the Board have been recommended for nomination by the Nominating/Corporate Governance Committee for inclusion in this proxy statement and on the Company’s proxy card.

Recommendation of Nominees by Stockholders

The Company’s Corporate Governance Guidelines specify that the Board will consider all bona fide director candidates nominated by stockholders and establish procedures by which stockholders may submit recommendations of director candidates.  These procedures are as follows:

•	To recommend a candidate for election to our Board, a stockholder must notify our Nominating/Corporate Governance Committee by writing to our General Counsel.

•	The stockholder’s notice must set forth the following information:

(i)         To the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which such individual is a nominee for election to the Board;

(ii)        The director candidate’s written consent to (A) if selected, be named in the Company’s proxy statement and proxy and (B) if elected, to serve on the Board; and

(iii)       Any other information that such stockholder believes is relevant in considering the director candidate.

Stockholders wishing to submit director candidates for consideration by the Nominating/Corporate Governance Committee should also comply with the notice and information requirements of the Company’s bylaws, a copy of which was filed as an exhibit to the quarterly report on Form 10-Q dated February 14, 2011, as discussed below.  See “Stockholder Proposals for 2013 Annual Meeting – Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.”  Among other things, such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

The Nominating/Corporate Governance Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates.  In addition, the Committee may also consider, as one of the factors in its evaluation, the amount of Company voting stock held by the stockholder and the length of time the stockholder has held such stock.  The Nominating/Corporate Governance Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Chief Executive Officer and Senior Financial Officers and a Code of Business Conduct applicable to all directors, officers and employees of the Company pursuant to applicable rules of the SEC and the listing standards of the Nasdaq.  The Code of Ethics for Chief Executive Officer and Senior Financial Officers and Code of Business Conduct can be found on our website,  at http://www.selectica.com/Company/CorporateGovernance/tabid/733/Default.aspx.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Company is asking the stockholders to ratify the appointment of Armanino McKenna LLP (“Armanino”) as the Company’s registered independent public accounting firm for the fiscal year ending March 31, 2013.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection.  Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Armanino has audited the Company’s financial statements since September 21, 2005.  Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

A summary of the fees paid to Armanino during the prior fiscal year is contained in the section entitled “Audit Fees.”

Votes Required

The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Armanino.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ARMANINO MCKENNA LLP TO SERVE AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2013.

PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 1999 EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, the stockholders will be asked to approve the Amendment and Restatement of the Selectica, Inc. 1999 Employee Stock Purchase Plan (the “Purchase Plan”) to replace the existing plan which was last amended as of February 1, 2008 (the “Prior Plan”).

The Board of Directors believes that the Purchase Plan benefits the Company and its stockholders by providing its employees with an opportunity through payroll deductions to purchase shares of Common Stock and that this is helpful in attracting, retaining, and motivating valued employees.  To better enable the Company to continue offering employees a stock purchase opportunity, the Board of Directors has amended and restated the Purchase Plan, subject to stockholder approval.

The Prior Plan was originally adopted effective as of March 9, 2000 (the “Original Effective Date”).  In general, the Amended and Restated Purchase Plan is substantially similar to the Prior Plan.  However, as amended and restated, the Purchase Plan has eliminated the evergreen provision in the Prior Plan and as of September 18, 2012, 553,000 shares of the Company’s Common Stock remain available for issuance under the Purchase Plan.  In addition, the Prior Plan was modified to take into account all adjustments to the Company’s Common Stock since the original adoption of the Purchase Plan.  Finally, the total number of shares which may be purchased during an Offering Period was increased to better serve the needs of the Purchase Plan’s participants of the Company.

Summary of the Purchase Plan

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which appears as Appendix A to this Proxy Statement.

General.  The Purchase Plan is intended to qualify as an “employee stock purchase plan” under section 423 of the Code.  Each participant in the Purchase Plan is granted at the beginning of each offering under the plan (an “Offering”) the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a “Purchase Right”) determined on the first day of the Offering.  The Purchase Right is automatically exercised on the last day of the Offering unless the participant has withdrawn from participation in the Purchase Plan prior to such date.

Shares Subject to Plan.  As of September 18, 2012, 553,000 shares of the Company’s authorized but unissued or reacquired shares of Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, or in the event of any merger, sale of assets or other reorganization of the Company.  If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

Administration.  The Purchase Plan is administered by the Compensation Committee of the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the “Committee”).  Subject to the provisions of the Purchase Plan, the Committee determines the terms and conditions of Purchase Rights granted under the plan.  The Committee will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Right.

Eligibility.  Any employee of the Company or of any present or future parent or subsidiary corporation of the Company designated by the Committee for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for at least 20 hours per week and more than five months in any calendar year.  However, no employee who owns or holds options to purchase, or who, as a result of participation in the Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is eligible to participate in the Purchase Plan.  As of September 18, 2012, approximately 48 employees, including 5 executive officers, were eligible to participate in the Purchase Plan.

Offerings.  Generally, each Offering under the Purchase Plan will be for a period of six months (an “Offering Period”) commencing on such dates designated by the Committee.  The Committee may establish a different term for one or more Offerings, not to exceed 27 months, or different commencement or ending dates for any Offering Period.  Offering Periods will generally commence on the first trading day on or after February 1st and August 1st of each year.  In addition, the Purchase Plan provides for a special three month Offering Period commencing on November 1, 2012.

Participation and Purchase of Shares.  Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the first day of an Offering Period (the “Offering Date”).  Payroll deductions may not exceed 15% of an employee’s compensation on any payday during the Offering Period.  An employee who becomes a participant in the Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment.

Subject to any uniform limitations or notice requirements imposed by the Company, a participant may increase or decrease his or her rate of payroll deductions or withdraw from the Purchase Plan at any time during an Offering.  However, an increase in a participant’s rate of payroll deductions will not be effective until the next Offering Period.  Upon withdrawal, the Company will refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares.  Once a participant withdraws from an Offering, that participant may not again participate in the same Offering.  Subject to certain limitations, each participant in an Offering is granted a Purchase Right equal to 5,000 shares of the Company’s Common Stock.  However, no participant may purchase shares of Common Stock under the Purchase Plan or any other employee stock purchase plan of the Company having a fair market value exceeding $25,000 in for each calendar year (measured by the fair market value of the Company’s Common Stock on the first day of the Offering Period in which the shares are purchased); provided, however, in accordance with special rules provided under Section 423 of the Code, this $25,000 limitation may be increased under certain circumstances.  Purchase Rights are nontransferable and may only be exercised by the participant.

On the last day of each Offering Period (a “Purchase Date”), the Company issues to each participant in the Offering the number of shares of the Company’s Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering.  The price at which shares are sold under the Purchase Plan is established by the Committee but may not be less than 85% of the lesser of the fair market value per share of Common Stock on the Offering Date or on the Purchase Date.  The fair market value of the Common Stock on any relevant date generally will be the closing price per share as reported on the national or regional securities exchange or quotation system constituting the primary market for the shares.  On September 18, 2012, the closing price per share of Common Stock was $4.44.

Corporate Reorganizations.  The Purchase Plan defines a “Corporate Reorganization” of the Company as (i) the consummation or a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.  If a Corporate Reorganization occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may assume the Company’s rights and obligations under the Purchase Plan.  However, if such corporation elects not to assume the outstanding Purchase Rights, the Purchase Date of the then current Offering Period will be accelerated to a date before the Corporate Reorganization specified by the Committee.  Any Purchase Rights that are not assumed or exercised prior to the Corporate Reorganization will terminate.

Termination or Amendment.  The Purchase Plan will continue until terminated by the Board, or twenty years from its Original Effective Date, whichever is earlier.  The Board may at any time  amend or terminate the Purchase Plan, except that the approval of the Company’s stockholders is required within twelve months of the adoption of any amendment increasing the number of shares that may be issued under the Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations the employees of which may participate in the Purchase Plan.

Summary of United States Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan.  The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition.  If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price.  Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss.  If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date).  Any additional gain recognized by the participant on the disposition of the shares is a capital gain.  If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss.  If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the Offering Date and purchase price (determined as if the Purchase Right were exercised on the Offering Date) is recognized as ordinary income in the year of the participant’s death.

A capital gain or loss will be long-term if the participant holds the shares for more than 12 months and short-term if the participant holds the shares for 12 months or less.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.  In all other cases, no deduction is allowed the Company.

New Plan Benefits

Because benefits under the Purchase Plan depend on employees’ elections to participate and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees.  Non-employee directors are not eligible to participate in the Purchase Plan.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires a number of votes “For” the proposal that represents a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting, with abstentions and broker non-votes each being counted as present for purposes of determining the presence of a quorum, abstentions having the same effect as a negative vote and broker non-votes having no effect on the outcome of the vote.

The Board of Directors believes that the opportunity to purchase shares under the Purchase Plan is important to attracting and retaining qualified employees essential to the success of the Company, and that stock ownership is important to providing such persons with an incentive to perform in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE PURCHASE PLAN.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee serves as the representative of the Board of Directors for general oversight of the financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company’s Standards of Business Conduct.  In addition, the Audit Committee annually appoints an independent registered public accounting firm to audit the financial statements of the Company.  The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard.  Mr. Howe was appointed to the Audit Committee in January 2009.  Messrs. Casey and Gullard were appointed to the Audit Committee in October 2010.  Mr. Casey was appointed Chairperson of the Audit Committee on October 8, 2010.

The Company’s management has primary responsibility for preparing the Company’s financial statements and financial reporting process.  On September 21, 2005, the Company engaged Armanino as its independent registered public accounting firm.  Armanino is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States since the date of its engagement.  The Audit Committee has general oversight responsibility with respect to the financial reporting process and the overall scope of the Company’s audit, and it reviews the results of the audit as well as other services provided by the Company’s independent registered public account firm.  As part of this process, the Audit Committee meets periodically with representatives of Armanino, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of our financial reporting.

In this context, the Audit Committee hereby reports as follows:

•
The Audit Committee has reviewed and discussed with the Company’s management and Armanino the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012.  This review included a discussion of the quality and the acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the financial statements.

•
The Audit Committee has discussed with Armanino, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•
The Audit Committee discussed with Armanino their independence from the Company and its management.  The Audit Committee has received the written disclosures and the letter from Armanino required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with Armanino its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2012 be included in the Company’s Annual Report on Form 10-K for that fiscal year for filing with the SEC.

Submitted by the following members of the Audit Committee:

Michael Casey, Chairperson J. Michael Gullard Alan Howe

Audit Fees

Our Audit Committee selected Armanino as our independent registered public accounting firm for the fiscal year ended March 31, 2012.  The following table sets forth the aggregate fees we paid to Armanino, for professional services provided during our fiscal years ended March 31, 2011 and 2012.

	Fiscal 2012	Fiscal 2011
	(In thousands)
Audit fees(1)	$290,202	$203,400
Audit-related fees(2)
Tax fees(3)
All other fees
Total fees	$290,202	$203,400

(1)
Audit fees consist of fees incurred for professional services rendered for the audit of our annual consolidated financial statements and review of the quarterly consolidated financial statements that are normally provided by Armanino in connection with regulatory filings or engagements.

(2)	Audit-related fees relate to assurance and related services that are reasonably related to the audit or review of our financial statements.
(3)	Tax fees consist of fees for tax planning and tax compliance services.

 Section 10A(i)(1) of the Exchange Act requires that all audit and non-audit services to be performed by the Company’s independent registered public accounting firm be approved in the advance by the Audit Committee, subject to certain exceptions to non-audit services accounting for less than five percent of the total fees which are subsequently ratified by the Audit Committee (the “De Minimis Exception”).  Pursuant to Section 10A(i)(1) of the Exchange Act, the Audit Committee has established procedures by which it pre-approves such services at each regularly scheduled meeting.  None of the non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.

EXECUTIVE OFFICERS

The following table sets forth, as of September 18, 2012, the names and certain information concerning our executive officers:

Name	Age	Position
Jason Stern	42	President, Chief Executive Officer
Todd A. Spartz	47	Chief Financial Officer and Secretary
Leonard Rainow	46	Chief Operating Officer
Doug Bell	45	Chief Commercial Officer
Kamal Ahluwalia	45	Chief Strategy Officer

Jason Stern was appointed as chief executive officer on February 7, 2011.  Since January 12, 2010, Mr. Stern has served, and continues to serve, as the Company’s president, and he served as the Company’s chief operating officer.  Prior to these positions, he was senior vice president of operations of our Contract Management Business since June 10, 2009.  From March 2008 to June 2009, Mr. Stern served as our vice president of products and business development for contract management solutions and from January 2007 to March 2008 was vice president of solutions.  Prior to joining us in November of 2006, Mr. Stern was the vice president of product management for I-many, Inc. from April 2003 to November 2006.  From September 1999 to June 2002, Mr. Stern was employed by Oracle Corporation, an enterprise software company, managing products for CRM, Call Center, and Finance.  Mr. Stern has a B.A. from UCLA and an M.B.A. from the University of Southern California.

Todd A. Spartz was appointed our chief financial officer and secretary on September 14, 2009.  Mr. Spartz served as chief financial officer at Nomis Solutions, Inc. from October 2007 to September 2009. He has also served as vice president and corporate controller at Openwave Systems, from December 2005 until October 2007. Prior to that, Mr. Spartz served in various management positions of Metaward from April 2005 to December 2005, and Oblix from October 2003 to March 2005. Mr. Spartz has a B.S. in commerce from DePaul University and an M.B.A. from Santa Clara University. Mr. Spartz is a licensed CPA in the State of California.

Leonard Rainow has served as our chief operating officer since April of 2011.  Mr. Rainow joined us in April 2010 as chief technology officer and vice president of engineering. Prior to joining us, Mr. Rainow served as group vice president, product development and technology for the Tax and Utilities Global Business Unit of Oracle Inc. from July 2007 to December 2009. Prior to Oracle, Mr. Rainow served as executive vice president products and engineering of Rapt Inc. Mr. Rainow served as senior vice president of products and chief technology officer of I-many from March 2003 to 2006.  From August 2002 to March 2003, Mr. Rainow served as I-many’s vice president of products and technology. From May 2000 to June 2002, Mr. Rainow served as director of pricing and revenue optimization product development at Manugistics, Inc. From 1992 to 2000, Mr. Rainow was employed by PeopleSoft, Inc. in a variety of engineering positions.  Mr. Rainow completed graduate-level studies in applied mathematics at the University of Odessa, Ukraine.

Doug Bell has served as our chief commercial officer since June 2011.  Mr. Bell previously served as our vice president of marketing from November 2006 to June of 2008.  Prior to re-joining us, Mr. Bell served as vice president of marketing and alliances at Arena Solutions from June of 2008 to June of 2011.  Previously, Mr. Bell served as senior product marketing manager- invoice and network services on-demand at Ariba Networks from September of 2005 to November of 2006 and was director of product marketing at I-many, Inc. from September 2004 to September 2005. Mr. Bell has also held management positions at Cisco, Coca-Cola, and GE Capital. Mr. Bell holds a B.S. in Finance from Drexel University.

Kamal Ahluwalia has served as our chief strategy officer since March 2011.  Previously, he served as our vice president of marketing and business development from October 1999 to December 2004.  Prior to joining us, Mr. Ahluwalia held various leadership positions in enterprise software and mobile applications at Oracle, RadioMail, Apple, Model N and Neev Labs.  Mr. Ahluwalia holds a B.S. in Computer Science from IIT Roorkee and an M.S. in Computer Science from Utah State.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of September 18, 2012, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent 5% of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s current directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group.  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.  The Company has relied upon the contents of statements filed with the SEC pursuant to Section 13(d) of the Exchange Act.

To the Company’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock as beneficially owned by them.

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Steel Partner Holdings, L.P. (1) 590 Madison Avenue, 32nd Floor New York, NY 10022	420,768	14.75%
Dimensional Fund Advisors LP (2) Palisades West Building One 6300 Bee Cave Road Austin, TX 78746	145,027	5.09%
Lloyd I. Miller III (3) 222 Lakeview Ave., Suite 160-365 West Palm Beach, FL 33401	612,942	21.49%
Kennedy Capital Management, Inc. (4) 10829 Olive Blvd. St. Louis, MO 63141	229,873	8.06%
Alan Howe (5)	19,603	*
Lloyd Sems (6)	189,643	6.65%
Jason Stern (7)	45,750	1.60%
Todd Spartz (8)	25,650	*
Michael J. Casey (9)	17,396	*
J. Michael Gullard (10)	8,437	*
Michael Brodsky (11)	35,099	1.23%
Leonard Rainow (12)	16,974	*
Kamal Ahluwalia (13)	15,853	*
Doug Bell (14)	11,666	*
All executive officers and directors as a group (10 persons) (15)	367,020	13.54%

*   Less than 1% of the outstanding shares of Common Stock.

Note:	Percentage of ownership is based on 2,851,810 shares of Common Stock outstanding on September 18, 2012.

(1)
Includes 420,768 shares deemed beneficially held by each of Steel Partners Holdings L.P., SPH Group LLC, SPH Group Holdings LLC, and Steel Partners Holdings GP Inc. as of January 1, 2012, with shared voting and dispositive power as to all of the shares.  Steel Partners Holdings L.P. owns 99% of the membership interests of SPH Group LLC. SPH Group LLC is the sole member of SPH Group Holdings LLC. Steel Partners Holdings GP Inc. is the general partner of Steel Partners Holdings L.P., the managing member of SPH Group LLC and the manager of SPH Group Holdings LLC. By virtue of these relationships, each of Steel Partners Holdings L.P., SPH Group LLC and Steel Partners Holdings GP Inc. may be deemed to beneficially own the Shares owned directly by SPH Group Holdings LLC.  This information is based on a Schedule 13D/A filed by the parties on January 3, 2012.

(2)
Includes 145,027 shares beneficially held by Dimensional Fund Advisors LP (“Dimensional”) as of December 31, 2011, with sole voting and dispositive power as to all of the shares.  Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”).  In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds.  In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds.  However, all securities reported in this schedule are owned by the Funds.  Dimensional disclaims beneficial ownership of such securities.  This information is based on a Schedule 13G/A filed by Dimensional on February 14, 2012.

(3)
Includes 612,942 shares beneficially held by Mr. Miller as of March 6, 2012, with sole voting and dispositive power as to all of the shares.  Mr. Miller has sole voting and dispositive power with respect to 351,154 of the reported securities as a manager of a limited liability company that is the general partner of a certain limited partnership.  Mr. Miller has sole voting and dispositive power with respect to 196,358 of the reported securities as an investment advisor to the trustee of certain family trusts.  Mr. Miller has sole voting and dispositive power with respect to 65,430 of the reported securities as the trustee of a certain family trust.  This information is based on a Schedule 13D/A filed by Mr. Miller on March 13, 2012.

(4)	Based on information filed on Schedule 13G/A with the Securities and Exchange Commission on February 14, 2012.

(5)	Includes 14,603 shares of Common Stock held by Mr. Howe and 5,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 18, 2012.

(6)
Includes 74,555 shares of Common Stock held by Mr. Sems, 6,668 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of September 18, 2012 and 108,420 shares of Common Stock held beneficially by Sems Strategic Partners, LP and Sems Diversified Value, LP, of which Mr. Sems is the managing member of the general partner.

(7)
Includes 32,873 shares of Common Stock held by Mr. Stern, 10,743 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of July 30, 2012 and 2,134 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of September 18, 2012.

(8)	Reflects 23,775 shares of Common Stock held by Mr. Spartz and 1,875 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of September 18, 2012.

(9)	Includes 14,062 shares of Common Stock held by Mr. Casey and 3,334 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 18, 2012.

(10)	Includes 5,103 shares of Common Stock held by Mr. Gullard and 3,334 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 18, 2012.

(11)
Includes 26,662 shares of Common Stock held by Mr. Brodsky, 3,334 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 18, 2012 and 5,103 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of September 18, 2012.

(12)
Includes 6,933 shares of Common Stock held by Mr. Rainow, 9,375 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 18, 2012 and 666 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of September 18, 2012.

(13)
Includes 7,625 shares of Common Stock held by Mr. Ahluwalia, 6,927 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 18, 2012 and 1,301 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of September 18, 2012.

(14)
Includes 7,666 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 18, 2012 and 4,000 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of September 18, 2012.

(15)
Includes 289,490 shares of Common Stock, 56,381 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of September 18, 2012 and 15,079 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of September 18, 2012.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary

Our Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns management’s interests with those of our stockholders.  Our Compensation Committee also believes that the compensation of our executive officers is both appropriate and responsive to the goal of improving stockholder value.

Fiscal 2012 Summary Compensation Table

The following table sets forth, for the last two fiscal years, the dollar value of all cash and non-cash compensation earned by each person who, for fiscal year 2012, may be considered a “named executive officer” under the rules of the SEC (the “Named Executive Officers”).

Name and Principal Position (7)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(6)	Option Awards ($)(1)(6)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Jason Stern (3)	2012	250,000	—	104,800		253,125	225	580,025
President and Chief Executive Officer	2011	262,384		37,063		43,750	3,072	346,269
Todd Spartz (4)	2012	230,000	—	78,600		155,250	306	446,906
Chief Financial Officer	2011	252,521		59,300		61,650	1,623	375,094
Leonard Rainow (5)	2012	215,000		42,080		37,625	19,780	314,485
Chief Operating Officer

(1)
The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal years shown, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 9 to the financial statements set forth in our annual report on Form 10-K filed on June 29, 2012 (Commission File No. 000-29637).

(2)	The amounts in this column represent bonus payments based on the achievement of certain Company milestones.

(3)
Mr. Stern was elected President and Chief Operating Officer on January 12, 2010, and became an executive officer at that time, and he was appointed Chief Executive Officer on February 7, 2011. All other compensation for Mr. Stern is as a result of payment of medical, dental, vision and life insurance premiums.

(4)	Mr. Spartz’s employment with us started on September 14, 2009. All other compensation for Mr. Spartz is as a result of payment of life insurance premiums.

(5)
Mr. Rainow’s employment with us started on April 12, 2010, and he was elected Chief Operating Officer on October 25, 2011, and became an executive officer at that time. All other compensation for Mr. Rainow are for medical insurance.

(6)	The material terms of the referenced grants are included in the footnotes to the Outstanding Equity Awards table below and incorporated herein by reference.

(7)	The Company does not consider any other Company employees to be “named executive officers” as defined in Item 402(m) of Regulation S-K.

Outstanding Equity Awards at Fiscal Year-End 2012

The following table sets forth information regarding outstanding equity awards as of March 31, 2012, for each of our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value or Unearned Shares, Units or Other Rights of Stock That Have Not Vested (#)(1)
Jason Stern (2)	5,000			$17.00	11/12/2016	23,907		$91,325
	5,743			$5.20	1/12/2020

Todd Spartz (3)						20,000		$76,400

Leonard Rainow (4)	7,187	7,183		$5.93	5/4/2020	8,875		$33,903

(1)
Computed in accordance with SEC rules as the number of unvested shares or units multiplied by the closing market price of our Common Stock at the end of the 2012 fiscal year, which was $3.82 on March 30, 2012.  The actual value (if any) to be realized by the officer depends on whether the shares vest and on the future performance of our Common Stock.

(2)
Mr. Stern was granted 5,000 shares of non-qualified incentive stock options on November 13, 2006, which had vested in full over the four years from the date of grant. In addition, Mr. Stern was granted 7,500 shares of performance-based non-qualified incentive stock options on January 12, 2010, 5,743 of these shares which vested based on achievement of certain quarterly performance targets through the end of fiscal 2012. Mr. Stern was granted 8,500 restricted stock units on September 9, 2008, half of which vested after one year of continuous service and the balance which vested over the following four quarters of continuous service thereafter. Mr. Stern was also granted 5,000 restricted stock units on September 1, 2009, 1/16 of which has or will vest after each quarter of continuous service from the September 1, 2009 vesting commencement date. Mr. Stern was granted 2,500 restricted stock units on January 12, 2010, one quarter of which vested after one year of continuous service from January 12, 2010, the vesting commencement date, and 1/16 will vest after each quarter of continuous service thereafter. Mr. Stern was granted 3,750 performance-based restricted stock units on January 12, 2010, of which 2,873 units vested based on achievement of certain quarterly performance targets through the end of fiscal 2011. Mr. Stern was granted 6,250 restricted stock units on May 4, 2010, half of which vested on May 4, 2011 after one year of continuous service from May 4, 2010, the vesting commencement date, and 1/8 will vest after each quarter of continuous service thereafter. Mr. Stern was granted 20,000 restricted stock units on July 6, 2011, 1/4 of which vested on April 1, 2012, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter.

(3)
Mr. Spartz was granted 10,000 restricted stock units on September 14, 2009, one quarter of which vested on September 14, 2010, and 1/16 shall vest after each quarter of continuous service thereafter; provided that 100% of such shares shall be vested upon a change of control of the Company. Additionally, Mr. Spartz was granted 10,000 performance-based restricted stock units on January 12, 2010, 7,659 units of which vested based on achievement of certain quarterly performance targets through the end of  fiscal 2011.  Mr. Spartz was also granted 10,000 restricted stock units on May 4, 2010, half of which vested on May 4, 2011 after one year of continuous service from May 4, 2010, the vesting commencement date, and 1/8 will vest after each quarter of continuous service thereafter. Mr. Spartz was granted 15,000 restricted stock units on July 6, 2011, 1/4 of which vested on April 1, 2012, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter.

(4)
Mr. Rainow was granted 15,000 shares of non-qualified incentive stock options on May 4, 2010, 1/4 of which vested on April 20, 2011, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter. Mr. Rainow was granted 7,000 restricted stock units on May 4, 2010, 1/2 of which had vested on April 20, 2011, and the remaining balance which had vested quarterly one year thereafter. Mr. Rainow was granted 8,000 restricted stock units on July 29, 2011, 1/4 of which vested on April 1, 2012, and the remaining balance vests in equal monthly installments in the three years of continuous service thereafter.

Employment Agreement with President and Chief Executive Officer

Mr. Stern is party to an employment arrangement with the Company under which he currently receives an annual base salary of $250,000.  For fiscal 2012, the Board adopted an incentive bonus program under which Mr. Stern also received $253,125 in aggregate payments based on the achievement of certain quarterly revenue and cash flow goals for the Company’s 2012 fiscal year.  For fiscal 2013, the Board adopted an employee bonus program under which Mr. Stern is eligible to receive a cash incentive bonus of up to 90% of his base salary, 50% of which is based upon achievement of certain annual revenue targets and 50% of which is based upon certain annual cash savings targets for the year, pursuant to which the amount payable under the plan would be payable at a 75% if 90% of the target metrics are met, 100% if 100% of the target metrics are met and 125% if 120% of the target metrics are met.

Mr. Stern has been granted the following equity incentive grants over the course of his employment with the Company: (i) in 2006 he received a grant of 5,000 non-qualified incentive stock options which vested over four years; (ii)  in 2008 he received a grant of 8,500 restricted stock units which vested over two years; (iii) in 2009 he received a grant of 5,000 restricted stock units on September 1, 2009 vesting over four years; (iv) in 2010 he received a grant of (a) 2,500 restricted stock units vesting over four years, with a one-year minimum service requirement, (b) 3,750 restricted stock units, of which 2,873 units vested based upon quarterly performance criteria established by the Board, (c) 6,250 restricted stock units vesting over two years, with a one-year minimum service requirement and (d) an option to purchase 7,500 shares of the Company’s common stock, 5,743 of these shares which vested based upon quarterly performance criteria established by the Board and (v) in 2011 he received a grant of 20,000 restricted stock units vesting over a period of four years.

In addition, the Company and Mr. Stern have entered into a severance agreement which provides for the continuation of Mr. Stern’s base salary and health insurance coverage for six months if he is discharged for a reason other than cause or permanent disability at any time. However, Mr. Stern is entitled to twelve months of base salary and health insurance coverage if he is discharged for a reason other than cause or permanent disability or if he resigns for good reason, in either case within 12 months after the Company is subject to a change in control. Mr. Stern will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Stern at the time of a change in control will immediately vest in full. Last, the severance agreement provides that any targeted annual incentive bonus for Mr. Stern for the current fiscal year will be triggered at 100% of the target metrics at the time of a change in control.

Employment Agreement with Chief Financial Officer

Mr. Spartz entered into an employment arrangement with the Company under which he receives an annual base salary of $230,000.  For fiscal 2012, the Board adopted an incentive bonus program under which Mr. Spartz also received $155,250 in aggregate payments  based on the achievement of certain quarterly revenue and cash flow goals for the Company’s 2012 fiscal year.  For fiscal 2013, the Board adopted an employee bonus program under which Mr. Spartz is eligible to receive a cash incentive bonus of up to 60% of his base salary, 50% of which is based upon achievement of certain annual revenue targets and 50% of which is based upon certain annual cash savings targets for the year, pursuant to which the amount payable under the plan would be payable at a 75% if 90% of the target metrics are met, 100% if 100% of the target metrics are met and 125% if 120% of the target metrics are met.

Mr. Spartz has been granted the following equity incentive grants over the course of his employment with the Company: (i) in 2009 he received a grant of 10,000 restricted stock units which vest over four years; provided that 100% of such shares shall be vested upon a change of control of the Company; (ii) in 2010 he received a grant of (a) 10,000 restricted stock units, 7,659 of which vested based upon quarterly performance criteria established by the Board and (b) 10,000 restricted stock units vesting over two years, with a one-year minimum service requirement and (iii) in 2011 he received a grant of 15,000 restricted stock units vesting over a period of four years.

In addition, the Company and Mr. Spartz entered into a severance agreement, which provides, among other things, for the continuation of Mr. Spartz’s base salary and health insurance benefits for six months if he is discharged for a reason other than cause or permanent disability at any time. Mr. Spartz will be entitled to twelve months of base salary and health insurance benefits if he is discharged without cause or resigns for good cause within 12 months after the Company is subject to a change in control. Mr. Spartz will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Spartz at the time of a change in control will immediately vest in full. Last, the severance agreement provides that any targeted annual incentive bonus for Mr. Spartz for the current fiscal year will be triggered at 100% of the target metrics at the time of a change in control.

Employment Agreement with Chief Operating Officer

Mr. Rainow is party to an employment arrangement with the Company under which he currently receives an annual base salary of $215,000.  For fiscal 2012, the Board adopted an incentive bonus program under which Mr. Rainow also received $37,625 in aggregate payments based on the achievement of certain quarterly revenue and cash flow goals for the Company’s 2012 fiscal year. For Fiscal 2013, the Board adopted an incentive bonus program under which Mr. Rainow is eligible to receive a cash incentive bonus of up to 20% of his base salary, 50% of which is based upon achievement of certain annual revenue targets and 50% of which is based upon certain annual cash savings targets for the year, pursuant to which the amount payable under the plan would be payable at 75% if 90% of the target metrics are met, 100% if 100% of the target metrics are met and 125% if 120% of the target metrics are met.

Mr. Rainow has been granted the following equity incentive grants over the course of his employment with the Company: (i) in 2010 he received a grant of 15,000 non-qualified incentive stock options which vest over four years; (ii) in 2010 he received a grant of 7,000 restricted stock units which vested over two years and (iii) in 2011 he received a grant of 8,000 restricted stock units which vest over a period of four years.

In addition, the Company and Mr. Rainow have entered into a severance agreement which provides for the continuation of Mr. Rainow’s base salary and health insurance coverage for three months if he is discharged for a reason other than cause or permanent disability at any time. However, Mr. Rainow is entitled to six months of base salary and health insurance coverage if he is discharged for a reason other than cause or permanent disability or if he resigns for good reason, in either case within 12 months after the Company is subject to a change in control. Mr. Rainow will be required to execute a release in the form attached to the severance agreement as a condition of receiving these benefits. The severance agreement also provides that all equity awards held by Mr. Rainow at the time of a change in control will immediately vest in full.

Fiscal 2012 Director Compensation

The following table sets forth the compensation of the members of our Board of Directors for fiscal year 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Michael Casey	55,000	25,000	-	80,000
J. Michael Gullard	45,000	25,000	-	70,000
Michael Brodsky	45,000	25,000	-	70,000
Alan Howe	60,000	25,000	-	85,000
Lloyd Sems	45,000	25,000	26,300	96,300

(1)
The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal year 2012, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 9 to the financial statements set forth in our annual report on Form 10-K filed on June 29, 2012 (Commission File No. 000-29637).  Our directors held the following stock awards at March 31, 2012: Alan Howe, 16,614 shares; Lloyd Sems, 18,950 shares; J. Michael Gullard, 11,614 shares; Michael Casey, 11,614 shares; Michael Brodsky, 11,614 shares.  Our directors held the following options at March 31, 2012: Michael Brodsky, 5,000 shares; Michael Casey, 5,000 shares; J. Michael Gullard, 5,000 shares; Alan Howe, 5,000 shares; and Lloyd Sems, 10,000 shares.

Under the director compensation policy in effect during fiscal year 2012, each non-employee director was paid a $45,000 annual retainer fee, and the audit committee chair was paid an additional $10,000 annual fee.  On October 25, 2011, the Compensation Committee approved an additional annual fee of $15,000 for the chair of the Board of Directors.   Travel expenses incidental to meeting attendance are reimbursed.

In addition, each non-employee director receives restricted stock units with a market value of $25,000 per year.  All of the restricted stock units vest on the first anniversary of the grant, with immediate full vesting in the event of a change in control.  Upon taking office and every three years thereafter, each non-employee director also receives an option to purchase 5,000 shares.  The options vest over three years, with immediate full vesting in the event of a change in control.

Equity Compensation Plan Information

The following table sets forth as of September 18, 2012, certain information regarding our equity compensation plans.

	A	B	C
Plan category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A)
	(in thousands, except for per share amounts below)
Equity compensation plans approved by stockholders	464	$7.27	1,012	(1)(2)
Equity compensation plans not approved by stockholders	-	$-	185
Total	464	$7.27	1,197

(1)	These plans permit the grant of options, stock appreciation rights, shares of restricted stock and stock units.

(2)
Beginning January 1, 2001, and each anniversary thereafter up to and including January 1, 2010, the number of shares reserved for issuance under our 1999 Equity Incentive Plan was automatically increased by the lesser of 5% of the then outstanding shares of common stock or 180,000 shares.  In April 2010, the 1999 Equity Incentive Plan was amended such that the number of shares reserved for issuance is no longer automatically increased and a total of 1,627,000 shares are reserved for future issuance thereunder.  On each May 1, starting in 2001, the number of shares reserved for issuance under our 1999 Employee Stock Purchase Plan was automatically increased by the lesser of 2% of the then outstanding shares of common stock or 100,000 shares.  In April 2010, the number of shares reserved for issuance under the 1999 Employee Stock Purchase Plan was also no longer automatically increased and a total of 555,000 shares are reserved for future issuance thereunder.

Stock Option Plans—Not Required to be Approved by Stockholders

2001 Supplemental Plan

We adopted the 2001 Supplemental Plan (the “Supplemental Plan”) on May 30, 2001; the Supplemental Plan did not require stockholder approval. A total of approximately 250,000 shares of common stock have been reserved for issuance under the Supplemental Plan. With limited restrictions, if shares awarded under the Supplemental Plan are forfeited, those shares will again become available for new awards under the Supplemental Plan. The Supplemental Plan permits the grant of non-statutory options and shares of restricted stock. Employees and consultants, who are not officers or members of the Board of Directors, are eligible to participate in the Supplemental Plan. Options are granted at an exercise price of not less than 85% of the fair market value per share on the date of grant. Options generally vest with respect to 25% of the shares one year after the options’ vesting commencement date and the remainder vest in equal monthly installments over the following 36 months. Options granted under the Supplemental Plan have a maximum term of ten years.

The Compensation Committee of the Board of Directors administers the Supplemental Plan and has complete discretion to make all decisions relating to the interpretation and operation of the Supplemental Plan. The Compensation Committee has the discretion to determine which eligible persons are to receive an award, and to determine the type, number, vesting requirements and other features and conditions of each award. The exercise price of options may be paid with: cash, outstanding shares of common stock, the cashless exercise method through a designated broker, a pledge of shares to a broker or a promissory note. The purchase price for newly issued restricted shares may be paid with: cash, a promissory note or the rendering of past or future services. The Compensation Committee may reprice options and may modify, extend or assume outstanding options. The Compensation Committee may accept the cancellation of outstanding options in return for the grant of new options. The new option may have the same or a different number of shares and the same or a different exercise price. If a merger or other reorganization occurs, the agreement of merger or reorganization shall provide that outstanding options and other awards under the Supplemental Plan shall be assumed or substituted with comparable awards by the surviving corporation or its parent or subsidiary, shall be continued by the Company if it is the surviving corporation, shall have accelerated vesting and then expire early or shall be cancelled for a cash payment. If a change in control occurs, awards will become fully exercisable and fully vested if the awards do not remain outstanding, are not assumed by the surviving corporation or its parent or subsidiary and if the surviving corporation or its parent or subsidiary does not substitute its own awards that have substantially the same terms for the awards granted under the Supplemental Plan. If a change in control occurs and a plan participant is involuntarily terminated within 12 months following this change in control, then the vesting of awards held by the participant will accelerate, as if the participant provided another 12 months of service. A change in control includes: a merger or consolidation after which the then-current stockholders own less than 50% of the surviving corporation, a sale of all or substantially all of the assets, a proxy contest that results in replacement of more than one-half of the directors over a 24-month period or an acquisition of 50% or more of the outstanding stock by a person other than a person related to the Company, including a corporation owned by the stockholders. The Board of Directors may amend or terminate the Supplemental Plan at any time. The Supplemental Plan will continue in effect indefinitely unless the Board of Directors decides to terminate the plan earlier.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Other than the compensation arrangements with directors and executive officers and except as set forth below, there have been no transactions since April 1, 2011 (and there are no currently proposed transactions) in which:

•	We have been or are to be a participant;

•	The amount involved exceeds $120,000; and

•
Any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediately family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.  Based solely on its review of the copies of the Reporting Persons’ Section 16(a) reports or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 2012, all Reporting Persons complied with all applicable filing requirements, with the exception of reports that were filed late for the following persons: Form 4 for Mr. Spartz for 7,446 shares of common stock traded for tax liability on March 1, 2012, filed on March 12, 2012; Form 4 for Mr. Stern for 4,737 shares of common stock traded for tax liability on March 1, 2012 and 595 shares of common stock purchased on March 12, 2012, filed on March 19, 2012; Form 3 for Mr. Rainow pursuant to Mr. Rainow becoming a reporting person on October 25, 2011, filed on November 10, 2011; Form 4 for Mr. Rainow for 2,567 shares of common stock traded for tax liability on March 1, 2012, filed on March 15, 2012; Form 3 for Mr. Ahluwalia pursuant to Mr. Ahluwalia becoming a reporting person on October 25, 2011, filed on November 10, 2011; Form 3 for Mr. Bell pursuant to Mr. Bell becoming a reporting person on October 25, 2011, filed on November 14, 2011.

FORM 10-K

THE COMPANY HAS INCLUDED WITH THIS PROXY STATEMENT A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR ENDED MARCH 31, 2012, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS.  SHOULD YOU REQUIRE AN ADDITIONAL COPY, REQUESTS SHOULD BE SENT TO SELECTICA, INC., 2121 SOUTH EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, ATTN: STOCKHOLDER SERVICES.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attn: Corporate Secretary, or contact the Company’s Corporate Secretary by telephone at (408) 570-9700.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials.

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”).  For such proposals to be included in the Company’s proxy materials relating to its 2013 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than May 31, 2013.  However, if the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy is instead a reasonable time before the Company begins to print and mail its proxy materials.  Such stockholder proposals should be addressed to Selectica, Inc., 2121 South El Camino Real, San Mateo, California 94403, Attn: Stockholder Services.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.

The Company’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of the Company not less than 70 nor more than 90 calendar days prior to the anniversary of the date of the immediately preceding Annual Meeting of stockholders (as specified in the Company’s proxy materials for its immediately preceding Annual Meeting of stockholders).  However, if the date of next year’s Annual Meeting of stockholders is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to the date of such Annual Meeting and not later than the close of business on the later of (i) the 70 day prior to the date of such Annual Meeting or (ii) the ten day period following the day on which public announcement of the date of such meeting is first made.  In no event will the public announcement of an adjournment of an Annual Meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above.  A stockholder’s notice to the Company’s Secretary must set forth the information required by the Company’s bylaws with respect to any nomination for election to the Board and any other matter the stockholder proposes to bring before the Annual Meeting.  A stockholder seeking to nominate a director candidate for election to the Board should also comply with the notice and information requirements specified in our Corporate Governance Guidelines, as summarized above.  See “Proposal No. 1 (Election of Directors) – Recommendation of Nominees by Stockholders.”

Pursuant to Rule 14a-4(c) promulgated under the Exchange Act (“Rule 14a-4(c)”), if a stockholder who intends to present a proposal at the 2013 Annual Meeting of stockholders does not notify the Company of such proposal on or prior to August 14, 2013, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Annual Meeting, even though there is no discussion of the proposal in the 2013 Proxy Statement.  If the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for notice of such proposal is instead a reasonable time before the date of the 2013 Annual Meeting of stockholders.

MISCELLANEOUS AND OTHER MATTERS

Other Business—If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS, ALAN HOWE Chairperson
San Mateo, California
October 4, 2012

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.  IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.  THANK YOU FOR YOUR ATTENTION TO THIS MATTER.  YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Appendix A

SELECTICA, INC.

1999 EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 7, 2012)

TABLE OF CONTENTS
Page

SECTION 1. PURPOSE OF THE PLAN		1

SECTION 2. ADMINISTRATION OF THE PLAN		1
(a)	Committee Composition	1
(b)	Committee Responsibilities	1

SECTION 3. STOCK OFFERED UNDER THE PLAN		1
(a)	Authorized Shares	1
(b)	Anti-Dilution Adjustments	2
(c)	Reorganizations	2

SECTION 4. ENROLLMENT AND PARTICIPATION		2
(a)	Offering Periods	2
(b)	Enrollment	2
(c)	Duration of Participation	2
(d)	Transition Rule	3

SECTION 5. EMPLOYEE CONTRIBUTIONS		3
(a)	Commencement of Payroll Deductions	3
(b)	Amount of Payroll Deductions	3
(c)	Reducing Withholding Rate or Discontinuing Payroll Deductions	3
(d)	Increasing Withholding Rate	3

SECTION 6. WITHDRAWAL FROM THE PLAN		4
(a)	Withdrawal	4
(b)	Re-Enrollment After Withdrawal	4

SECTION 7. CHANGE IN EMPLOYMENT STATUS		4
(a)	Termination of Employment	4
(b)	Leave of Absence	4
(c)	Death	4

SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES		4
(a)	Plan Accounts	4
(b)	Purchase Price	4
(c)	Number of Shares Purchased	5
(d)	Available Shares Insufficient	5
(e)	Issuance of Stock	5
(f)	Tax Withholding	5
(g)	Unused Cash Balances	5
(h)	Stockholder Approval	5

SECTION 9. LIMITATIONS ON STOCK OWNERSHIP		6
(a)	Five Percent Limit	6
(b)	Dollar Limit	6

SECTION 10. RIGHTS NOT TRANSFERABLE		6

SECTION 11. NO RIGHTS AS AN EMPLOYEE		7

SECTION 12. NO RIGHTS AS A STOCKHOLDER		7

SECTION 13. SECURITIES LAW REQUIREMENTS		7

SECTION 14. AMENDMENT OR DISCONTINUANCE		7
(a)	General Rule	7
(b)	Impact on Purchase Price	7

SECTION 15. DEFINITIONS		8
(a)	Board	8
(b)	Code	8
(c)	Committee	8
(d)	Company	8
(e)	Compensation	8
(f)	Corporate Reorganization	8
(g)	Eligible Employee	8
(h)	Exchange Act	8
(i)	Fair Market Value	8
(j)	Offering Period	9
(k)	Participant	9
(l)	Participating Company	9
(m)	Plan	9
(n)	Plan Account	9
(o)	Purchase Price	9
(p)	Stock	9
(q)	Subsidiary	9

SELECTICA, INC.

1999 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE OF THE PLAN.

The Board adopted the Plan effective as of March 9, 2000, and amended it from time to time thereafter.  The Board amended and restated the Plan effective as of February 1, 2008.  Effective as of November 7, 2012 (the “Effective Date”), the Board again amended and restated the Plan.  The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify for favorable tax treatment under section 423 of the Code.

SECTION 2. ADMINISTRATION OF THE PLAN.

(a)          Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of one or more members of the Board, who shall be appointed by the Board.

(b)          Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 3. STOCK OFFERED UNDER THE PLAN.

(a)          Authorized Shares1. The number of shares of Stock originally available for purchase under the Plan shall be 100,000 (subject to adjustment pursuant to Subsection (b) below).  On May 1 of each year from 2001 through 2007, and on February 1 of each year after 2007 until February 1, 2012, the aggregate number of shares of Stock available for purchase during the life of the Plan was automatically increased by a number equal to the lowest of:

(i)             2% of the total number of Common Shares then outstanding;

(ii)            100,000 Common Shares (subject to adjustment pursuant to Subsection (b) below); or

(iii)           The number determined by the Board.

Effective as of the Effective Date, this “evergreen” provision was deleted and is no longer in effect and 553,000 shares remain available for issuance under the Plan.

1  Share numbers reflected in this Plan take into account all adjustments required by Section 3(b) as of the Effective Date.

(b)           Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the number of shares of Stock set forth in Subsection (a)(ii) above, the 500-share limitation described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company’s stockholders, or a similar event.

(c)           Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is continued or assumed by the surviving corporation or its parent corporation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 4. ENROLLMENT AND PARTICIPATION.

(a)           Offering Periods.  The Plan shall be implemented by sequential Offering Periods of approximately six (6) months duration or such other duration as the Committee shall determine.  Offering Periods shall commence on or about the first trading day commencing on or after February 1st and August 1st of each year and end on or about the last trading day on or immediately prior to July 31st and January 31st, respectively, occurring thereafter.  Notwithstanding the foregoing, an additional one-time Offering Period shall commence on or about November 1, 2012 and end on January 31, 2013.  The Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months.  If the first or last day of an Offering Period is not a day on which the principal stock exchange or quotation system on which the Stock is then listed is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period or Purchase Period

(b)           Enrollment. In the case of any individual who qualifies as an Eligible Employee on the first day of an Offering Period, he or she may elect to become a Participant on such day by filing the prescribed enrollment form with the Company. The enrollment form shall be filed at the prescribed location at least 15 days prior to such day.

(c)           Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she:

(i)            Reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 5(c) or 9(b);

(ii)           Is deemed to withdraw from the Plan under Subsection (b) above;

(iii)          Withdraws from the Plan under Section 6(a); or

(iv)          Ceases to be an Eligible Employee.

A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. In all other cases, a former Participant may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

  (d)          Transition Rules. Notwithstanding any provision of the Plan as in effect prior to February 1, 2008, each Participant who was enrolled in the Plan on January 31, 2008, ceased to be enrolled in any Offering Period that commenced prior to February 1, 2008. Such Participant automatically became enrolled in the new Offering Period commencing on February 1, 2008.  Effective as of the Effective Date, the Plan was further amended to add a one-time Offering Period commencing November 1, 2012 and ending January 31, 2013.

SECTION 5. EMPLOYEE CONTRIBUTIONS.

(a)          Commencement of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions shall commence as soon as reasonably practicable after the Company has received the prescribed enrollment form.

(b)          Amount of Payroll Deductions. An Eligible Employee shall designate on the prescribed enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(c)          Reducing Withholding Rate or Discontinuing Payroll Deductions. If a Participant wishes to reduce his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after the Company has received such form. The new withholding rate may be 0% or any whole percentage of the Participant’s Compensation, but not more than his or her old withholding rate. No Participant shall make more than two elections under this Subsection (c) during any Offering Period. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).)

(d)          Increasing Withholding Rate. If a Participant wishes to increase his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate may be effective on the first day of any Offering Period, provided that the Participant has filed the enrollment form with the Company at the prescribed location at least 15 days prior to the first day of such Offering Period. The new withholding rate may be any whole percentage of the Participant’s Compensation, but not less than 1% nor more than 15%. An increase in a Participant’s rate of payroll withholding may not take effect during an Offering Period.

SECTION 6. WITHDRAWAL FROM THE PLAN.

(a)          Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Offering Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b)          Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7. CHANGE IN EMPLOYMENT STATUS.

(a)          Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

(b)          Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)          Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a)           Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b)           Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Offering Period shall be the lower of:

(i)           85% of the Fair Market Value of such share on the last trading day before the commencement of such Offering Period; or

(ii)          85% of the Fair Market Value of such share on the last trading day in such Offering Period.

(c)           Number of Shares Purchased. As of the last day of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 5,000 shares of Stock with respect to any Offering Period nor more than the amounts of Stock set forth in Sections 3(a) and 9(b). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

(d)          Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 3, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction. The numerator of such fraction is the number of shares that such Participant has elected to purchase, and the denominator of such fraction is the number of shares that all Participants have elected to purchase.

(e)          Issuance of Stock. The shares of Stock purchased by a Participant under the Plan may be registered in the name of such Participant, or jointly in the name of such Participant and his or her spouse as joint tenants with the right of survivorship or as community property (with or without the right of survivorship). The Committee may require that such shares must be held for the Participant’s benefit by a broker designated by the Committee until the expiration of the holding period described in section 423(a)(1) of the Code. (The preceding sentence shall apply whether or not the Participant is required to pay income tax in the United States.)

(f)          Tax Withholding. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Stock under the Plan until such obligations are satisfied.

(g)          Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 3 or Section 9(b) shall be refunded to the Participant in cash, without interest.

(h)          Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 9. LIMITATIONS ON STOCK OWNERSHIP.

(a)           Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i)          Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii)          Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)         Each Participant shall be deemed to have the right to purchase 5,000 shares of Stock under this Plan with respect to each Offering Period.

(b)           Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

(i)          In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

(ii)          In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10. RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11. NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12. NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

SECTION 13. SECURITIES LAW REQUIREMENTS.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14. AMENDMENT OR DISCONTINUANCE.

(a)           General Rule. The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 3, any increase in the aggregate number of shares of Stock that may be issued under the Plan shall be subject to the approval of the Company’s stockholders. In addition, any other amendment of the Plan shall be subject to the approval of the Company’s stockholders to the extent required by any applicable law or regulation. The Plan shall terminate automatically 20 years after its initial adoption by the Board, unless (a) the Plan is extended by the Board and (b) the extension is approved within 12 months by a vote of the stockholders of the Company.

(b)           Impact on Purchase Price. This Subsection (b) shall apply in the event that (i) the Company’s stockholders during an Offering Period approve an increase in the number of shares of Stock that may be issued under Section 3 and (ii) the aggregate number of shares to be purchased at the close of such Offering Period exceeds the number of shares that remained available under Section 3 before such increase. In such event, the Purchase Price for each share of Stock purchased at the close of such Offering Period shall be the lower of:

(i)          The higher of (A) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period or (B) 85% of the Fair Market Value of such share on the last trading day before the date when the Company’s stockholders approve such increase; or

(ii)          85% of the Fair Market Value of such share on the last trading day in such Offering Period.

SECTION 15. DEFINITIONS.

(a)           “Board” means the Board of Directors of the Company, as constituted from time to time.

(b)           “Code” means the Internal Revenue Code of 1986, as amended.

(c)           “Committee” means a committee of the Board, as described in Section 2.

(d)           “Company” means Selectica, Inc., a Delaware corporation.

(e)           “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(f)           “Corporate Reorganization” means:

(i)           The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

(ii)          The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(g)           “Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

(h)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)           “Fair Market Value” means the price at which Stock was last sold in the principal U.S. market for Stock on the applicable date or, if the applicable date was not a trading day, on the last trading day prior to the applicable date. If Stock is no longer traded on a public U.S. securities market, the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. The Committee’s determination shall be conclusive and binding on all persons.

(j)          “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(k)          “Participant” means an Eligible Employee who participates in the Plan, as provided in Section 4.

(l)           “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(m)          “Plan” means this Selectica, Inc. 1999 Employee Stock Purchase Plan, as it may be amended from time to time.

(n)          “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(o)          “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

(p)          “Stock” means the Common Stock of the Company.

(q)          “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

ò Please detach here ò

The Board of Directors Recommends a Vote FOR all of the Nominees named in Proposal 1 and FOR Proposals 2 and 3

1. Election of directors:	1. Lloyd Sems 2. Alan Howe 3. Michael Casey 4. J. Michael Gullard 5. Michael Brodsky 6. Jason Stern	For ☐ ☐ ☐ ☐ ☐ ☐	Against ☐ ☐ ☐ ☐ ☐ ☐	Abstain ☐ ☐ ☐ ☐ ☐ ☐

(Instructions: To withhold authority to vote for any indicated nominee, Write the number(s) of the nominee(s) in the box provided to the right.)

2. To ratify the appointment of Armanino McKenna, LLP as the Company's independent accountants for the fiscal year ending March 31, 2013.	☐ For	☐ Against	☐ Abstain

3. To approve the Amendment and Restatement of the Selectica, Inc. 1999 Employee Stock Purchase Plan to replace the existing plan.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3

Address Change? Mark Box ❑ Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy.
If held in joint tenancy, all persons should sign.
Trustees, administrators, etc., should include title and
authority. Corporations should provide full name of
corporation and title of authorized officer signing the
Proxy.

SELECTICA, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, November 7, 2012
8:00 a.m. Pacific Time

Selectica Company Headquarters
2121 South El Camino Real
San Mateo, CA 94403

Selectica, Inc.

This proxy is solicited by the Board of Directors for use at the Annual Meeting on November 7, 2012.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted FOR all of the Nominees named in Proposal 1 and FOR Proposals 2 and 3

By signing the proxy, you revoke all prior proxies and appoint Jason Stern and Todd Spartz, or either of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.